SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:

July 24, 2019

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PACIFIC SOFTWARE, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54160	41-2190974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Bloor St. East, Suite 3500 Toronto, ON Canada		M4W 1A8
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 844-513-0056

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 4.01.

Change in Registrant’s Certifying Accountant

On July 24, 2019, we formally engaged Assurance Dimensions, Inc. (“ADI”) as our independent registered public accounting firm.  The engagement was due to the recent acquisition by ADI of the SEC practice of Soles Heyn & Company, LLP (“SHCPA”), our current independent registered public accounting firm. The decision to engage ADI as our independent registered public accounting firm was approved by our board of directors on July 24, 2019.

The reports of Soles, Heyn & Company on the financial statements of the Company as of and for the fiscal years ended September 30, 2018 and 2017, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except as set forth herein. SHCPA’s reports on the Company’s financial statements for the fiscal years ended September 30, 2018 and September 30, 2017 contained an explanatory paragraph regarding the significant doubt about the Company’s ability to continue as a going concern.

During the Company's subsequent interim period from October 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, (a) there were no disagreements between the Company and Soles, Heyn & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Soles, Heyn & Company, would have caused Soles, Heyn & Company to make reference to the subject matter of such disagreements in connection with its audit reports: (b) no such disagreement was discussed with the audit committee of the Company’s board of directors or with our board of directors as a whole; and (d) there have been no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended September 30, 2018, and the subsequent interim period from October 1, 2018 to the date of this report, the Company did not consult with Assurance Dimensions regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company has provided Soles, Heyn & Company with a copy of the disclosures in this report and has requested that Soles, Heyn & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Soles, Heyn & Company agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description
16.1	Letter to Securities and Exchange Commission from Soles, Heyn & Company dated August 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC SOFTWARE, INC.

	By:	/s/ Harrysen Mittler
	Name:	Harrysen Mittler
	Title:	Chairman and Chief Executive Officer

August 6, 2019

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